Narrative for the Hypothetical Illustration 1 - Succession Select - New York

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $950,000 or 134% x $72,222.39
                       = $950,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4     $58,577.51
+ Annual Premium*                     $17,000.00
- Premium Expense Charge**               $595.00
- Monthly Deduction***                 $1,199.18
- Mortality & Expense Charge****         $668.98
+ Hypothetical Rate of Return*****     ($891.97)
                                       ---------
=                                        $72,222 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.05 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge applies in policy durations 1-10 and varies by the youngest insured's age and is $0.04 for ages 0-39, $0.05 for ages 40-59, and $0.06 for ages 60+. The monthly COI charges for year 5 are:

           Month                 COI
             1                  $32.38
             2                  $32.39
             3                  $32.40
             4                  $32.41
             5                  $32.42
             6                  $32.43
             7                  $32.44
             8                  $32.44
             9                  $32.45
            10                  $32.46
            11                  $32.47
            12                  $32.48
           Total               $389.18

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.20%. The monthly interest amounts earned for year 5 are:

           Month           Interest
             1             ($75.61)
             2             ($75.38)
             3             ($75.14)
             4             ($74.91)
             5             ($74.68)
             6             ($74.44)
             7             ($74.21)
             8             ($73.98)
             9             ($73.75)
            10             ($73.52)
            11             ($73.29)
            12             ($73.06)
         Total            ($891.97)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $72,222.39
- Year 5 Surrender Charge             $17,760.11
                                      ----------
=                                        $54,462 (rounded to the nearest dollar)

II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $950,000 or 134% x $86,640.45
                       = $950,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4     $68,156.55
+ Annual Premium*                     $17,000.00
- Premium Expense Charge**               $595.00
- Monthly Deduction***                 $1,193.92
- Mortality & Expense Charge****         $755.27
+ Hypothetical Rate of Return*****     $4,028.09
                                       ---------
=                                        $86,640 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.05 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge applies in policy durations 1-10 and varies by the youngest insured's age and is $0.04 for ages 0-39, $0.05 for ages 40-59, and $0.06 for ages 60+. The monthly COI charges for year 5 are:

            Month              COI
             1               $32.03
             2               $32.02
             3               $32.02
             4               $32.01
             5               $32.00
             6               $32.00
             7               $31.99
             8               $31.98
             9               $31.98
            10               $31.97
            11               $31.96
            12               $31.96
          Total             $383.92

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.20%. The monthly interest amounts earned for year 5 are:

             Month          Interest
             1               $331.96
             2               $332.62
             3               $333.30
             4               $333.97
             5               $334.64
             6               $335.32
             7               $336.00
             8               $336.68
             9               $337.37
            10               $338.05
            11               $338.74
            12               $339.43
          Total            $4,028.09

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $86,640.45
- Year 5 Surrender Charge            $17,760.11
                                     ----------
=                                       $68,880  (rounded to the nearest dollar)

III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $950,000 or 134% x $103,536.53
                       = $950,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4     $78,942.80
+ Annual Premium*                     $17,000.00
- Premium Expense Charge**               $595.00
- Monthly Deduction***                 $1,187.89
- Mortality & Expense Charge****         $852.42
+ Hypothetical Rate of Return*****    $10,229.04
                                      ----------
=                                       $103,537 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.05 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge applies in policy durations 1-10 and varies by the youngest insured's age and is $0.04 for ages 0-39, $0.05 for ages 40-59, and $0.06 for ages 60+. The monthly COI charges for year 5 are:

           Month              COI
             1               $31.63
             2               $31.60
             3               $31.58
             4               $31.55
             5               $31.53
             6               $31.50
             7               $31.48
             8               $31.45
             9               $31.43
            10               $31.40
            11               $31.38
            12               $31.35
         Total              $377.89

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.20%. The monthly interest amounts earned for year 5 are:

           Month             Interest
             1               $820.64
             2               $826.26
             3               $831.94
             4               $837.65
             5               $843.41
             6               $849.22
             7               $855.08
             8               $860.98
             9               $866.93
            10               $872.92
            11               $878.96
            12               $885.05
         Total            $10,229.04

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $103,536.53
- Year 5 Surrender Charge            $17,760.11
                                     ----------
=                                       $85,776  (rounded to the nearest dollar)

Narrative for the Hypothetical Illustration 2

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $950,000 or 134% x $70,552.74
                       = $950,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4     $57,346.91
+ Annual Premium*                     $17,000.00
- Premium Expense Charge**               $595.00
- Monthly Deduction***                 $1,669.43
- Mortality & Expense Charge****         $655.60
+ Hypothetical Rate of Return*****      ($874.14)
                                       ---------
=                                        $70,553 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.07 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge varies by duration and is $0.07 for durations 1-10 and $0.02 for durations 11+. The monthly COI charges for year 5 are:

           Month              COI
             1               $52.53
             2               $52.55
             3               $52.56
             4               $52.58
             5               $52.59
             6               $52.61
             7               $52.63
             8               $52.64
             9               $52.66
            10               $52.68
            11               $52.69
            12               $52.71
         Total              $631.43

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.20%. The monthly interest amounts earned for year 5 are:

             Month         Interest
             1             ($74.33)
             2             ($74.06)
             3             ($73.79)
             4             ($73.52)
             5             ($73.25)
             6             ($72.98)
             7             ($72.71)
             8             ($72.44)
             9             ($72.17)
            10             ($71.90)
            11             ($71.63)
            12             ($71.37)
         Total            ($874.14)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $70,552.74
- Year 5 Surrender Charge             $17,760.11
                                      ----------
=                                        $52,793 (rounded to the nearest dollar)

II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $950,000 or 134% x $84,738.15
                       = $950,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4     $66,784.68
+ Annual Premium*                     $17,000.00
- Premium Expense Charge**               $595.00
- Monthly Deduction***                 $1,661.04
- Mortality & Expense Charge****         $740.66
+ Hypothetical Rate of Return*****     $3,950.17
                                       ---------
=                                        $84,738 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.07 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge varies by duration and is $0.07 for durations 1-10 and $0.02 for durations 11+. The monthly COI charges for year 5 are:

           Month              COI
             1               $51.96
             2               $51.96
             3               $51.95
             4               $51.94
             5               $51.93
             6               $51.92
             7               $51.92
             8               $51.91
             9               $51.90
            10               $51.89
            11               $51.89
            12               $51.88
         Total              $623.04

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.20%. The monthly interest amounts earned for year 5 are:

          Month            Interest
             1              $326.41
             2              $326.91
             3              $327.41
             4              $327.91
             5              $328.41
             6              $328.92
             7              $329.42
             8              $329.93
             9              $330.44
            10              $330.95
            11              $331.47
            12              $331.98
             Total        $3,950.17

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $84,738.15
- Year 5 Surrender Charge            $17,760.11
                                     ----------
=                                       $66,978  (rounded to the nearest dollar)

III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $950,000 or 134% x $101,370.86
                       = $950,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4     $77,416.30
+ Annual Premium*                     $17,000.00
- Premium Expense Charge**               $595.00
- Monthly Deduction***                 $1,651.42
- Mortality & Expense Charge****         $836.45
+ Hypothetical Rate of Return*****    $10,037.44
                                      ----------
=                                       $101,371 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.07 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge varies by duration and is $0.07 for durations 1-10 and $0.02 for durations 11+. The monthly COI charges for year 5 are:

           Month              COI
             1               $51.32
             2               $51.29
             3               $51.25
             4               $51.21
             5               $51.18
             6               $51.14
             7               $51.10
             8               $51.06
             9               $51.03
            10               $50.99
            11               $50.95
            12               $50.91
            Total           $613.42

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.20%. The monthly interest amounts earned for year 5 are:

           Month            Interest
             1              $807.15
             2              $812.34
             3              $817.57
             4              $822.84
             5              $828.15
             6              $833.50
             7              $838.90
             8              $844.34
             9              $849.83
            10              $855.35
            11              $860.92
            12              $866.54
            Total        $10,037.44

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $101,370.86
- Year 5 Surrender Charge             $17,760.11
                                      ----------
=                                        $83,611 (rounded to the nearest dollar)